Inventories and other current intangibles	12 Months Ended
Mar. 31, 2020
Subclassifications of assets, liabilities and equities [abstract]
Inventories and current intangible assets
Inventories and current intangible assets

Inventories represent assets that we intend to use in order to generate revenue in the short term, either by selling the asset itself (for example, fuel stocks) or by using it to fulfil a service to a customer or to maintain our network (consumables).

Inventories are stated at the lower of weighted average cost and net realisable value. Where applicable, cost comprises direct materials and direct labour costs as well as those overheads that have been incurred in bringing the inventories to their present location and condition.
Emission allowances, principally relating to the emissions of carbon dioxide in the UK and sulphur and nitrous oxides in the US, are recorded as intangible assets within current assets, and they are initially recorded at cost and subsequently at the lower of cost and net realisable value. A liability is recorded in respect of the obligation to deliver emission allowances, and emission charges are recognised in the income statement in the period in which emissions are made.

	2020	2019
	£m	£m
Fuel stocks	151	99
Raw materials and consumables	265	184
Current intangible assets – emission allowances	133	87
	549	370

There is a provision for obsolescence of £21 million against inventories as at 31 March 2020 (2019: £20 million).